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                                    PROFUNDS
                         SUPPLEMENT DATED MAY 12, 1998
                        TO PROSPECTUS DATED MAY 1, 1998

     This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

     UltraShort OTC ProFund expects to commence operations and accept purchases of its shares from the public on June 2, 1998. UltraShort OTC ProFund will invest its assets in money market instruments until it has at least $3,500,000 in aggregate net assets, at which time it will invest in accordance with its investment objective.